Third Quarter 2003 Earnings Review October 17, 2003 fast forward advance relentlessly world's leading automotive interior supplier Exhibit 99.2

Agenda I. Operating Highlights Jim Vandenberghe, Vice Chairman II. Financial Review & Outlook Dave Wajsgras, SVP & CFO III. Summary and Closing Remarks Bob Rossiter, Chairman & CEO IV. Q & A

In a Challenging Environment, with Industry Production Down and Intense Competitive Pressures in Both our Major Markets, the Lear Team is Focused on: Third Quarter 2003 Operating Highlights Customer-Focused Strategy Driving Success Delivering high value-add to our customers Continuing to improve quality and service Aggressively reducing our costs Successfully launching new products

Lear Works in Partnership with Customers to Eliminate Waste and Add Value Third Quarter 2003 Operating Highlights Delivering High Value-Add Global total interior capabilities Economies of scale / common architecture Aggressive VA / VE initiatives Higher levels of craftsmanship

Management priority Global focus Part of Lear culture Six Sigma discipline Sharing best practices Teamwork Nine Months 2002 Nine Months 2003 3rd Qtr 4th Qtr East 118 86 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 27% Improvement Driven to Provide High Level Quality Products and Services in the Automotive Industry Third Quarter 2003 Operating Highlights Quality Continues to Improve Parts Per Million (PPM) Defective* * Based on internal and customer data.

# Third Quarter 2003 Operating Highlights

LEAR CORPORATION

## Major Launches - Second Half 2003

### North America

| | | |
|---|---|---|
| Ford F-150 | Dodge Durango | Nissan Titan/Armada |
| Lexus RX 330 | Mitsubishi Galant | Cadillac SRX |
| Chevrolet Monza | Chrysler Concorde/Magnum | Ford Escape |

### Europe

| | | |
|---|---|---|
| Opel Vectra Wagon | BMW X3 | Fiat Lancia Y |
| Maserati Quattroporte | Golf A5 | Peugeot 407 |
| Saab 9-3 Convertible | Alfa Spider | Mercedes SLK |

### Rest of World

| | | |
|---|---|---|
| Ford Fiesta | Mitsubishi Airtrek | Opel Celta |
| Mazda Familia | Chevrolet Optra | Chevrolet Lacetti |
| Fiat Palio | Ford Everest | BMW 3-Series |

6

Financial Review Production Environment - Third Quarter 2003 Production Environment Remains Difficult; OEMs Continue to Focus on Cost, Productivity and Quality North America Industry production down 5%; Big Three down 10% Content Per Vehicle of $582, about even with a year ago Western Europe Industry production down 5%; key Lear customers / platforms down more than industry average Content Per Vehicle of $331, up 10% from a year ago adjusted for currency Euro 14% stronger than a year ago

Net Sales $ 3,491.5 $ 3,337.4 $ 154.1 Income before Interest, Other Expense & Income Taxes* $ 163.1 $ 158.9 $ 4.2 Margin 4.7% 4.8% (10)bps Net Income $ 76.1 $ 61.6 $ 14.5 Net Income Per Share $ 1.10 $ 0.91 $ 0.19 SG&A % of Net Sales 4.0% 3.8% (20)bps Interest Expense $ 44.5 $ 53.0 $ 8.5 Other Expense, Net $ 12.9 $ 13.2 $ 0.3 Vehicle Production (000) North America 3,650 3,848 (198) Big Three 2,617 2,895 (278) Western Europe 3,538 3,714 (176) Third Quarter 2003 Third Quarter 2002 Third Quarter Record 3Q '03 B/(W) 3Q '02 (in millions, except net income per share) Financial Review Financial Highlights - Third Quarter 2003 * Income before income taxes for the third quarter 2003 and 2002 was $105.7 and $92.7, respectively. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation.

Financial Review 3Q03 vs 3Q02 - Change in Net Sales Industry Vehicle Production N.A. (5)% W.E. (5)% S.A. (5)% Total Change Industry Production & Platform Mix FX Global New Business Net Performance Net Sales 154 -223 184 193 0 Directional Impact on Core Operating Earnings Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation.

Net Income $ 76 $ 248 Depreciation 83 235 Working Capital / Other (5) 67 Cash from Operations* $ 154 $ 550 Capital Expenditures (77) (214) Free Cash Flow $ 77 $ 336 3Q03 * Cash from Operations represents net cash provided by operating activities ($102 for third quarter and $360 for nine months ended 9/27/03) before net change in sold accounts receivable ($51 for third quarter and $191 for nine months ended 9/27/03). Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation. Nine Months Financial Review 3Q03 Free Cash Flow (in millions)

1998 1999 2000 2001 2002 Sept '03 2003 Estimate Target EPS 1533 3385 2981 2660 2271 2005.9 2000 1800 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Net Debt to Cap 70% 65% 63% 58% 50% (in millions) * Net debt represents total debt plus utilization of our ABS facility, less cash. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation. Financial Review Further Debt Reduction & Increased Financial Flexibility Net Debt*

Rating Outlook Standard and Poor's BBB- Stable Upgraded 7/28/03 Moody's Ba1 Positive Outlook raised 10/14/03 Fitch Ratings BBB- Stable Initiated coverage 9/22/03 Financial Review Rating Agency Update Solid Financial Performance Has Led to Positive Action From the Rating Agencies

North America (in millions) Western Europe (in millions) 2003 Production Down in North America and Western Europe Q4* 4.0 Up 2% FY 2002 Actual FY 2003 Outlook East 16.4 15.9 West 4 FY 2002 Actual FY 2003 Outlook East 16.4 15.9 Q4 3.8 Down 7% Financial Review 2003 Vehicle Production Outlook * Big Three down 3%

Fourth Quarter Net Income Per Share Full Year Net Income Per Share Net Sales of $4.0 Billion 2001 2002 2003 4th Qtr East 0.74 1.76 1.75 20.4 West 0.1 31.6 North 45.9 46.9 45 43.9 Capital Expenditures $ 100 M $ 315 M Free Cash Flow $ 75 M $ 400 M 2001 2002 2003 4th Qtr East 3.73 4.65 5.4 20.4 West 0.1 31.6 North 45.9 46.9 45 43.9 Note: Full year 2002 net income per share excludes the impact of goodwill impairment of $298.5M after-tax, or $4.46 per share. Net Sales of $15.5 Billion Financial Review Fourth Quarter and Full Year 2003 Guidance

Summary and Outlook Future Cash Flow Opportunities Enhance Value All Investment Opportunities will be Evaluated to Maximize Shareholder Value Support strategic growth opportunities Asia Pacific region and electronics globally Internally generated or acquired Maintain financial flexibility Continue to strengthen the balance sheet Return capital to shareholders As appropriate in light of existing opportunities

Global Strategy Remains Unchanged; Leveraging our Total Interior Capabilities to Deliver Value to our Customers Summary and Outlook Customer-Focused Strategy Driving our Success Quality and customer service remain our top priorities Top line growing as customers recognize Lear's value-add Credit ratings upgrade reflects improving balance sheet Aggressive cost reduction targets necessary to meet ever increasing customer requirements

ADVANCE RELENTLESSLY(tm) www.lear.com LEA NYSE Listed R

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "income before interest, other expense and income taxes," "free cash flow" and "net debt." Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Net debt represents total debt plus utilization under its ABS facility, less cash. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that income before interest, other expense and income taxes is a useful measure in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Management believes that free cash flow is useful in analyzing the Company's ability to service and repay its debt. Management believes that net debt is generally accepted as providing useful information regarding a company's financial condition. Further, management uses these non-GAAP measures for planning and forecasting in future periods. Neither income before interest, other expense and income taxes, free cash flow nor net debt should be considered in isolation or as substitutes for net income, net cash provided by operating activities, total debt or other balance sheet, income statement or cash flow statement data prepared in accordance with GAAP or as measures of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and thus, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Use of Non-GAAP Financial Information

Q3 2003 Q3 2002 Q3 2003 Q3 2002 Income before interest, other expense and income taxes Income before income taxes $ 105.7 $ 92.7 $ 351.4 $ 291.0 Interest expense 44.5 53.0 146.7 163.4 Other expense, net 12.9 13.2 38.6 41.9 Income before interest, other expense and income taxes $ 163.1 $ 158.9 $ 536.7 $ 496.3 (core operating earnings) Three Months Nine Months (in millions) Use of Non-GAAP Financial Information Core Operating Earnings

Q3 2003 Q3 2002 Q3 2003 Q3 2002 Free cash flow Net cash provided by operating activities $ 102.3 $ 69.8 $ 359.6 $ 370.1 Net change in sold accounts receivable 51.3 21.6 190.9 27.4 Net cash provided by operating activities before net change in sold accounts receivable 153.6 91.4 550.5 397.5 Capital expenditures (76.9) (70.8) (214.2) (173.3) Free cash flow $ 76.7 $ 20.6 $ 336.3 $ 224.2 Three Months Nine Months (in millions) Use of Non-GAAP Financial Information Free Cash Flow

(in millions) Net debt Short-term borrowings $ 11.3 $ 37.3 $ 63.2 $ 72.4 $ 103.6 Current portion of long-term debt 4.4 3.9 129.5 155.6 63.6 Long-term debt 2,042.2 2,132.8 2,293.9 2,852.1 3,324.8 Total debt 2,057.9 2,174.0 2,486.6 3,080.1 3,492.0 Cash (102.5) (91.7) (87.6) (98.8) (106.9) Asset backed securitization 50.5 189.0 260.7 - - Net debt $ 2,005.9 $ 2,271.3 $ 2,659.7 $ 2,981.3 $ 3,385.1 September 27, 2003 2002 2001 2000 1999 Use of Non-GAAP Financial Information Net Debt December 31,

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to general economic conditions in the markets in which the Company operates, including changes in interest rates and fuel prices, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, increases in warranty costs, risks associated with conducting business in foreign countries, fluctuations in currency exchange rates, adverse changes in economic conditions or political instability in the jurisdictions in which the Company operates, competitive conditions impacting the Company's key customers, raw material cost and availability, the outcome of legal proceedings, unanticipated changes in free cash flow and other risks detailed from time to time in the Company's Securities and Exchange Commission filings. These forward-looking statements are made as of the date hereof, and the Company does not assume any obligation to update them. Forward-Looking Statements